Encore Capital Group Investor Presentation March 15, 2011 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,”
“projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 (the “Reform Act”).  These statements may include, but are not limited to, statements regarding our future operating results and growth.  For all
“forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange
Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

INVESTMENT HIGHLIGHTS

• Favorable supply and demand dynamics have existed since
2008, with only a few credible, large buyers
• Strong performance is expected to continue
• Operational and financial leverage is increasing, largely due to our successful operating center in India
• Analytic insights inform our valuation and operating strategies and allow for a closer partnership with consumers

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Revenue Composition
As of December 31, 2010
Global Capabilities
95%
5%
Debt Purchasing & Collections
Bankruptcy Servicing
•
Purchase and collection
of charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$1.8 billion to
acquire receivables with a face
value of ~$55 billion
•
Acquired ~33 million consumer
accounts since inception
•
Process secured consumer bankruptcy accounts for leading
auto lenders and other financial institutions
•
Proprietary software dedicated to bankruptcy servicing
•
Operational platform that integrates lenders, trustees,
and consumers
Debt Purchasing & Collections
Bankruptcy Servicing
St Cloud, MN
Arlington, TX
Phoenix, AZ
Delhi, India
• Call Center /
Technology Site
• Call Center Site
• Bankruptcy
Servicing
• Call Center Site
San Diego,
CA
• Headquarters
• Call Center
Site

STRATEGIC DECISIONS MADE OVER THE PAST DECADE DEMONSTRATE
OUR ABILITY TO FORESEE AND ADAPT TO CHANGES

•
Hired first statisticians
• Created first and second generation
forecasting models
• Created 1
generation operational
models
An Emerging
Market
2001 2003
• In late 2005, we established a call center in
India. We believe it is in the only late-stage
collections platform in India, at
approximately 1/3 the cost of our U.S.
operations.
• Between 2005 and 2007 we remained
disciplined and avoided high priced
portfolios that did not meet internal hurdle
rates
• In 2008 we built and implemented the industry’s
first known ability-to-pay (capability) model
Overconfidence and
Irrational Pricing
2005 2007
•
In 2009, we ramped up
purchasing to take
advantage of the favorable
market environment
• In February 2010, we entered
into a new $327.5 million
revolving credit facility which
was subsequently increased
to $410.5 million and added
$75 million in two private
placement transactions with
Prudential
Significant
Opportunity
2011
2009 2002 2004 2006
2008
2010
Demand
Supply
st
(mail channel and call center)

2010 2009
YOY Growth
Annual Variance
$604,609 $116,817
24%
$487,792
Collections
$381,308 $64,889 21% $316,419
Revenue
$346,656 $82,051 31% $264,605
Adjusted EBITDA*
$361,957
$105,325
41%
$256,632
Purchases
$1.95 $0.58
42%
$1.37
EPS
($000s, except EPS and ratios)
THESE DECISIONS ARE DRIVING STRONG RESULTS
5
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.
Q4 10
$149,181
$99,772
$83,888
$119,100
$0.56
Q4 09
$124,476
$81,552
$66,103
$40,952
$0.34

WE HAVE SIGNIFICANTLY INCREASED BOTH OPERATING CASH FLOW
(ADJUSTED EBITDA) AND CASH COLLECTIONS
Adjusted EBITDA* and Gross Collections by quarter
($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.
6
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
2007 2008
2009
2010
Gross Collections
Adjusted  EBITDA

OUR OPERATING CASH FLOW IS IMPROVING PRIMARILY BECAUSE OF OUR
INDIA TEAM, WHICH IS PRODUCING HALF OF CALL CENTER COLLECTIONS

Collections from all call centers
($ millions)
$126
$157
$186
$268
Percent
of Total:
10% 19% 30% 44%
2007
2008
2009
2010
India U.S.

THE INCREASED CONTRIBUTION FROM INDIA, HAS REDUCED OUR INTERNAL,
DIRECT COST-TO-COLLECT BY 58% OVER THE LAST 4 YEARS
Variable cost to collect *
* Represents salaries, variable compensation and employee benefits
8
51.5
50.2
47.6
43.7
5
10
15
20
25
2007 2008 2009 2010
40
44
48
52
Global Call Centers (LHS) India Call Center (LHS)* Total CTC (RHS)
(%)

AND THE TREND SHOULD CONTINUE, AS A SIGNIFICANT PORTION OF OUR
INDIA EMPLOYEES ARE STILL IN THEIR LEARNING CURVES
Encore India Account Manager headcount and indicative cash average
Headcount (number)*; Cash average (indicative)
*Headcount data as of 12/31/2010
9
50
100
150
200
250
300
0-3 Months 4-6 Months 7-15 Months 15+ Months
AM HC
Indicative cash average

Full year purchases for 2008 - 2010 ($ millions) WE ARE INVESTING IN THE FUTURE THROUGH INCREASED PURCHASING VOLUMES $230.3 $362.0 $256.6 2008 2009 2010 10

Annual Estimated Remaining Gross Collection (ERC)
and Total Debt  ($ millions, at end of period)
WHICH HAS MEANINGFULLY ENHANCED THE COMPANY’S EMBEDDED
VALUE, WHILE MAINTAINING CONSERVATIVE RATIOS
11
* CTC = Cost-to-Collect    ** DTL = Deferred Tax Liability
$758
Net Debt +
DTL**
Taxes
(40% Rate)
Gross ERC
$1,389
40% CTC* Net ERC
We are
approximately 1.9X
over-collateralized
Net
Debt
DTL**
$374
$18
($556)
($75)
Annual Estimated Remaining Net Collection (Net ERC)
and Net Debt  + Deferred Taxes ($ millions, at end of period)
$757
$892
$1,063
$1,160
$1,389
$179
$256
$304
$303
$385
2006 2007 2008 2009 2010
ERC Debt
$392

WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING COLLECTIONS
IS CONSERVATIVE GIVEN OUR HISTORY

$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
Cumulative collections (initial expectation vs. actual)
($ millions, December 01 – December 10)
Actual cash
collections
Initial
projections

MARKET DYNAMICS INFLUENCE OUR APPROACH TO THE BUSINESS

Charge-offs
remain
elevated
Consumer
credit continues
to experience
losses at near
record levels
Supply more
closely
managed by
the issuers
Demand
increasing, albeit
slowly
Few players with
access to
significant
amounts of capital
Continued exit of
large players, but
others starting to
gain traction
Consumer
performance
remains predictable
Our models continue
to predict consumer
behavior with a high
degree of accuracy
Significant
regulatory and
legislative scrutiny
Both in our industry
and in the financial
services sector at
large

DESPITE THE MACROECONOMIC HEADWINDS, OUR CONSUMER’S BEHAVIOR
REMAINS CONSISTENT

Metric Recent trend
•
Payer rates
•
Slightly upward
•
Average payment size
•
Stable
•
Single vs. multi-payers
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Upward trend

IN FACT, WE SAW IMPROVEMENT IN PAYER RATES OVER THE PRIOR YEAR THROUGHOUT 2010 15 Overall payer rate for all active inventory 2008 2009 2010

WE UNDERSTAND OUR CONSUMERS ARE GOING THROUGH A DIFFICULT
TIME AND WE STRIVE TO IDENTIFY WAYS TO ENCOURAGE A DIALOGUE

Operational practices Activity
•
Interest policy
•
Discounts
•
Outbound
communication
•
Work segmentation
•
We do not charge interest during the course of payment plans to improve the likelihood that  consumers will be able to fulfill their obligations
•
We consistently provide significant discounts to consumers in an effort to establish a mutually beneficial negotiation
•
It is our policy not to leave messages on answering machines
(unless previous contact made) or intentionally contact third-
parties out of respect for our consumers’ privacy
•
We use our suite of powerful analytic scores to identify those consumers that are unable to repay their obligations, and we proactively choose to forgo all work effort either temporarily or permanently

THESE PRACTICES HAVE ALLOWED US TO EFFECTIVELY HELP MILLIONS OF
CONSUMERS
Consumers with whom we have partnered to retire their debt (cumulative)
17
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000

OUR OPERATIONAL SUCCESS IS BASED UPON FOUR STRATEGIC PRIORITIES 18 ENCORE’S STRATEGIC PILLARS ANALYTIC STRENGTH COST LEADERSHIP CONSUMER INTELLIGENCE PRINCIPLED INTENT

Offer significant discounts
and plans that accommodate
many small payments
Focus on payment plans and
opportunities to build longer
relationships with consumers
Hardship
strategies
Remind consumers of their
obligation through legal
communications
Our attempts to contact or
work with consumers are
typically ignored, and the legal
option becomes necessary
OUR ANALYTIC INSIGHTS ALLOW US TO MATCH OUR COLLECTION
APPROACH TO THE INDIVIDUAL CONSUMER’S PAYMENT BEHAVIOR
19
Strong partnership
opportunities with willing
and able consumers
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
HIGH
HIGH
LOW
LOW

Core competency in understanding the
payer behavior of distressed consumers
Cross-channel
coordination
and optimization
Consumer
behavior
research
Market data
and insight
Portfolio
valuation
Pre-purchase
model
No effort
Legal
Outsourcing
Legal effort
model with
Capability
Call
Centers
Call effort
model with
Capability
Direct
Mail
Letter effort
model with
Capability
Collection
Agency
Outsourcing
Agency effort
model with
Capability
Collections operations that
optimize effort and profitability
OUR ANALYTIC REACH EXTENDS FROM PRE-PURCHASE THROUGHOUT OUR
ENTIRE OWNERSHIP PERIOD

Continuous feedback between
operations and valuation

Collections lift over deciles, comparing Encore’s ability-to-pay model against both commercial scores and random servicing strategies
Commercial score 1
Random
servicing
Commercial score 2
Encore
AND IS SUPERIOR TO WHAT CAN BE ACQUIRED COMMERCIALLY

OUR CONSUMER-CENTRIC FOCUS ENABLES US TO PROACTIVELY DEAL
WITH THE INCREASING REGULATORY ACTIVITY

Technology
Proprietary software platforms allow the company to make
changes as new regulations and laws emerge
Sophisticated software and analytics platforms ensure that
all data-driven activities are compliant
Data management
Expanded legal and quality assurance teams partner with training department to keep account managers abreast of changes
Training
Zero tolerance policy in place to address errors by account
managers
Self-discipline

SUMMARY

• Strong performance is expected to continue
• Operational and financial leverage is increasing, largely due to our successful operating center in India
• Favorable supply and demand dynamics have existed since
2008, with only a few credible, large buyers
• Analytic insights inform our valuation and operating strategies and allow for a closer partnership with consumers

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
APPENDIX:  RECONCILIATION OF ADJUSTED EBITDA
24
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
GAAP net income, as reported 4,991      (1,515)    4,568      4,187      6,751      6,162      3,028      (2,095)    8,997      6,641      9,004      8,405      10,861    11,730    12,290    14,171
Interest expense 4,042      4,506      4,840      5,260      5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959      4,538      4,880      4,928      5,003
Contingent interest expense 3,235      888         -         -         -         -         -         -         -         -         -         -         -         -         -         -
Pay-off of future contingent interest -         11,733    -         -         -         -         -         -         -         -         -         -         -         -         -         -
Provision for income taxes 3,437      (1,031)    1,315      2,777      4,509      4,225      2,408      (1,442)    5,973      4,166      5,948      4,609      6,490      6,749      6,632      9,075
Depreciation and amortization 869         840         833         810         722         766         674         652         623         620         652         697         673         752         816         958
Amount applied to principal on receivable portfolios 28,259    29,452    26,114    29,498    40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384    58,265    64,901    63,507    53,427
Stock-based compensation expense 801         1,204      1,281      1,001      1,094      1,228      860         382         1,080      994         1,261      1,049      1,761      1,446      1,549      1,254
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488    52,997    47,250    49,262    63,797    64,682    70,023    66,103    82,588    90,458    89,722    83,888